                                                                   Exhibit 10.26


             JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT


         THIS JOINDER AND AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Joinder and Amendment Agreement") is made as of this 18th day of August, 2001 by and among Bentley Systems, Incorporated, a Delaware corporation (the "Company"), Gabriel Norona, Francisco Norona, Richard D. Bowman, Andrew Panayotoff, Orestes Norat and Robert Cormack (collectively, the "Purchasers"), and for purposes of consenting to the amendment set forth herein, Gregory S. Bentley, Keith A. Bentley, Barry J. Bentley, Cristobal Conde, David Ehret, Robert Greifeld, Malcolm S. Walter and Argosy Investment Partners II, L.P. All initially capitalized terms used but not otherwise defined in this Joinder and Amendment Agreement shall have the meanings given to such terms in the Securities Purchase Agreement (as such term is hereinafter defined).

                                   BACKGROUND

         1. On December 26, 2000, the Company entered into the Securities Purchase Agreement (the "Securities Purchase Agreement") with the several purchasers named in Schedule I attached thereto (the "Initial Purchasers") and Raymond B. Bentley and Richard P. Bentley for certain limited purposes specified therein, with respect to the Company's sale and the Initial Purchasers' purchase of an aggregate 75,000 shares of the Senior Class C Common Stock of the Company (the "Class C Shares") and Common Stock Purchase Warrants to purchase up to an aggregate 1,040,000 shares of Class B Non-Voting Common Stock of the Company ("Class B Shares"). The aggregate price of the Class C Shares and warrants so purchased and sold was $7.5 million.

         2. Pursuant to Section 1.2(c) of the Securities Purchase Agreement, the Company had the right and option to sell up to an aggregate 75,000 additional Class C Shares and Common Stock Purchase Warrants to purchase up to an aggregate 1,040,000 additional Class B Shares in one or more closings on or prior to June 30, 2001.

         3. On July 2, 2001 (a) the Securities Purchase Agreement was amended ("SPA Amendment No. 1") to extend the date for the closing of the sale of additional Class C Shares and Common Stock Purchase Warrants to on or prior to September 30, 2001 and (b) Argosy Investment Partners II, L.P. and Malcolm S. Walter (the "Second Round Purchasers") joined in the Securities Purchase Agreement in connection with their purchase of an aggregate 26,000 Class C Shares and Common Stock Purchase Warrants to purchase up to an aggregate 360,533.3 Class B Shares. The aggregate price of the Class C Shares and warrants so purchased and sold was $2.6 million.

         4. The Company and the Purchasers desire to sell and purchase, respectively, an aggregate 35,000 Class C Shares and Common Stock Purchase Warrants to purchase 485,333 Class B Shares on the date hereof. Such sale and purchase shall be an Additional Closing under the Securities Purchase Agreement. In order to effect such transaction, the Purchasers desire to join in the Securities Purchase Agreement in accordance with Section 1.2(c) thereof.

         5. The Company also desires hereby to further amend the Securities Purchase Agreement to re-define the stockholders who shall, pursuant to Section
6.6 of the Securities Purchase Agreement, be excluded from voting with respect to certain cash compensation that may be paid by the Company to the Bentleys. In accordance with Section 6.14 of the Securities Purchase Agreement, all parties thereto must consent in writing to an amendment to such Section 6.6.

                  NOW THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.1 Joinder. In connection with the purchase by him of the number of Class C Shares and Common Stock Purchase Warrants to purchase the number of Class B Shares indicated on Schedule I attached hereto, each of the Purchasers hereby acknowledges and agrees that, effective as of the date hereof, he shall be added as a party to the Securities Purchase Agreement, as amended by SPA Amendment No. 1 and as further amended by this Joinder and Amendment Agreement, and shall be bound by all provisions of the Securities Purchase Agreement, as so amended, to the same extent as each of the Initial Purchasers and the Second Round Purchasers, except for Section 6.1 relating to payment of the Purchasers' expenses by the Company. The payment of the Purchasers' expenses shall instead be governed by Section 10.2 of the Agreement and Plan of Merger, dated as of the date hereof, among the Company, GP Acquisition Sub, Inc. and the Purchasers.

         1.2 Disclosure Statement. Pursuant to Section 1.2(c) of the Securities Purchase Agreement, the Company has provided the Purchasers with a Disclosure Statement dated the date hereof and attached hereto as Exhibit A, which Disclosure Statement shall serve as the Disclosure Statement related to the Additional Closing to which this Joinder and Amendment Agreement relates.

         1.3 Financial Statements. The Company has delivered to the Purchasers its audited balance sheet as of December 31, 2000 and the related audited consolidated statements of income and cash flow for the twelve months ended December 31, 2000 and its unaudited balance sheet as of June 30, 2001 (the "Balance Sheet") and the related unaudited consolidated statements of income and cash flow for the six months ended June 30, 2001. All such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated ("GAAP") and fairly present the financial condition and operating results of the Company as of and for the periods set forth therein in accordance with GAAP, consistently applied, except that the Balance Sheet may not contain all footnotes required by GAAP, and is subject to normal recurring year end adjustments. Except as set forth in the Balance Sheet and the related notes thereto, the Company has no material liabilities, contingent or otherwise, other than (a) current liabilities (as defined by GAAP) incurred in the ordinary course of business subsequent to June 30, 2001 and (b) obligations under contracts and commitments incurred in the ordinary course of business that are not required: (i) under GAAP to be reflected on the Balance Sheet, or (ii) to be disclosed pursuant to Statement of Financial Accounting Standards No.5.

         1.4 Amendment.

                  (a) Section 6.6 of the Securities Purchase Agreement is hereby amended by deleting "Bentleys" from each of the parenthetical clauses in such
Section 6.6 and replacing that term with "Insiders," so that each such parenthetical clause reads as follows:

         "(which holders shall, for the purposes of such vote, not include the Insiders or holders controlled by the Insiders) . . ."

                  (b) Section 6.6 is hereby amended by adding the following as the final sentence of such Section:

         "For purposes hereof, `Insiders' means the Bentleys together with (i) any persons who are employees of the Company or any of its subsidiaries on the date such person first acquires shares of Stock, (ii) any persons who acquire shares of Stock within thirty (30) days of becoming employees of the Company or any of its subsidiaries, and (iii) the immediate family members of any persons referred to in subclauses (i) or (ii)."

                  (c) Except as specifically amended hereby, all of the terms and conditions of the Securities Purchase Agreement, as previously amended by SPA Amendment No. 1, shall remain in full force and effect. All references to the Securities Purchase Agreement in any other document or instrument shall be deemed to mean such Securities Purchase Agreement as amended by SPA Amendment No. 1 and this amendment. The parties hereto agree to be bound by the terms and obligations of the Securities Purchase Agreement, as amended by SPA Amendment No. 1 and this amendment, as though the terms and obligations of the Securities Purchase Agreement were set forth herein.

         1.5 Counterparts. This Joinder and Amendment Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Joinder and Amendment Agreement by signing any such counterpart.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Joinder and Amendment Agreement to be executed as of the date first above written.

                                    COMPANY:


                                    BENTLEY SYSTEMS, INCORPORATED


                                    By:      /s/ David G. Nation
                                       -----------------------------------------
                                       Name:    David G. Nation
                                       Title:   Senior Vice President

                                    PURCHASERS:


                                             /s/ Gabriel Norona
                                    --------------------------------------------
                                    Gabriel Norona


                                             /s/ Francisco Norona
                                    --------------------------------------------
                                    Francisco Norona


                                             /s/ Richard D. Bowman
                                    --------------------------------------------
                                    Richard D. Bowman


                                             /s/ Andrew Panayotoff
                                    --------------------------------------------
                                    Andrew Panayotoff


                                             /s/ Orestes Norat
                                    --------------------------------------------
                                    Orestes Norat


                                             /s/ Robert Cormack
                                    --------------------------------------------
                                    Robert Cormack


               [Signature Page 1 of 2 to Joinder and Amendment to
                         Securities Purchase Agreement]

         The undersigned, in accordance with Section 6.14 of the Securities Purchase Agreement, hereby consent to the amendment to Section 6.6 of the Securities Purchase Agreement set forth in this Joinder and Amendment Agreement as of the date first above written.


                                   /s/ Gregory S. Bentley
                          --------------------------------------------
                          Gregory S. Bentley


                                   /s/ Keith A. Bentley
                          --------------------------------------------
                          Keith A. Bentley



                                   /s/ Barry J. Bentley
                          --------------------------------------------
                          Barry J. Bentley



                                   /s/ Cristobal Conde
                          --------------------------------------------
                          Cristobal Conde



                          --------------------------------------------
                          Robert Greifeld



                                   /s/ David Ehret
                          --------------------------------------------
                          David Ehret



                                   /s/ Malcolm S. Walter
                          --------------------------------------------
                          Malcolm S. Walter


                          ARGOSY INVESTMENT PARTNERS II, L.P.
                          By:  Argosy Associates II, L.P., its General Partner
                          By:  Argosy Associates II, Inc., its General Partner

                               By:    /s/ Kirk B. Griswold
                                   --------------------------------------------
                                   Name:  Kirk B. Griswold, Vice President

               [Signature Page 2 of 2 to Joinder and Amendment to
                         Securities Purchase Agreement]

                                   SCHEDULE I
                              TO JOINDER AGREEMENT


                                                        Warrants to Purchase
                              Shares of Senior Class    Shares of Class B Non-
Purchaser                     C Common Stock            Voting Common Stock
Gabriel Norona                20,574                    285,293
Francisco Norona               3,835                     53,176
Richard D. Bowman              3,475                     48,181
Andrew Panayotoff              2,770                     38,416
Orestes Norat                  2,770                     38,416
Robert Cormack                 1,576                     21,851

                                    EXHIBIT A
                              DISCLOSURE STATEMENT

                    JOINDER TO SECURITIES PURCHASE AGREEMENT


         THIS JOINDER TO SECURITIES PURCHASE AGREEMENT (this "Joinder Agreement") is made as of this 18th day of September, 2001 by and among Bentley Systems, Incorporated, a Delaware corporation (the "Company"), Gabriel Norona and Francisco Norona (collectively, the "Purchasers"). All initially capitalized terms used but not otherwise defined in this Joinder Agreement shall have the meanings given to such terms in the Securities Purchase Agreement (as such term is hereinafter defined).

                                   BACKGROUND

         1. On December 26, 2000, the Company entered into the Securities Purchase Agreement (the "Securities Purchase Agreement") with the several purchasers named in Schedule I attached thereto (the "Initial Purchasers") and Raymond B. Bentley and Richard P. Bentley for certain limited purposes specified therein, with respect to the Company's sale and the Initial Purchasers' purchase of an aggregate 75,000 shares of the Senior Class C Common Stock of the Company (the "Class C Shares") and Common Stock Purchase Warrants to purchase up to an aggregate 1,040,000 shares of Class B Non-Voting Common Stock of the Company ("Class B Shares"). The aggregate price of the Class C Shares and warrants so purchased and sold was $7.5 million.

         2. Pursuant to Section 1.2(c) of the Securities Purchase Agreement, the Company had the right and option to sell up to an aggregate 75,000 additional Class C Shares and Common Stock Purchase Warrants to purchase up to an aggregate 1,040,000 additional Class B Shares in one or more closings on or prior to June 30, 2001.

         3. On July 2, 2001 (a) the Securities Purchase Agreement was amended to extend the date for the closing of the sale of additional Class C Shares and Common Stock Purchase Warrants to on or prior to September 30, 2001 and (b) Argosy Investment Partners II, L.P. and Malcolm S. Walter (the "Second Round Purchasers") joined in the Securities Purchase Agreement in connection with their purchase of an aggregate 26,000 Class C Shares and Common Stock Purchase Warrants to purchase up to an aggregate 360,533.3 Class B Shares. The aggregate price of the Class C Shares and warrants so purchased and sold was $2.6 million.

         4. On the date hereof (a) the Company is acquiring Geopak Corporation, a Florida corporation ("Geopak"), through the merger of Geopak into a wholly owned subsidiary of the Company (the "Merger"), (b) in partial consideration of the Merger, the Company is issuing an aggregate 35,000 Class C Shares to the stockholders of Geopak (the "Stockholders") including the Purchasers, and (c) the Stockholders and the Company are entering into a Joinder and Amendment to Securities Purchase Agreement with respect to such purchase and sale of the 35,000 Class C Shares.

         5. The Company and the Purchasers desire to sell and purchase, respectively, an additional aggregate 5,000 Class C Shares on the date hereof. Such sale and purchase shall be an

Additional Closing under the Securities Purchase Agreement. In order to effect such transaction, the Purchasers desire to join in the Securities Purchase Agreement in accordance with Section 1.2(c) thereof.

                  NOW THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.1 Joinder. In connection with the purchase by him of the number of Class C Shares indicated on Schedule I attached hereto, each of the Purchasers hereby acknowledges and agrees that, effective as of the date hereof, he shall be added as a party to the Securities Purchase Agreement, as amended through the date hereof, and shall be bound by all provisions of the Securities Purchase Agreement, as so amended, to the same extent as each of the Initial Purchasers, the Second Round Purchasers and the Stockholders, except for Section 6.1 relating to payment of the Purchasers' expenses by the Company. The payment of the Purchasers' expenses shall instead be governed by Section 10.2 of the Agreement and Plan of Merger, dated as of the date hereof, among the Company, GP Acquisition Sub, Inc. and the Stockholders.

         1.2 Disclosure Statement. Pursuant to Section 1.2(c) of the Securities Purchase Agreement, the Company has provided the Purchasers with a Disclosure Statement dated the date hereof and attached hereto as Exhibit A, which Disclosure Statement shall serve as the Disclosure Statement related to the Additional Closing to which this Joinder Agreement relates.

         1.3 Financial Statements. The Company has delivered to the Purchasers its audited balance sheet as of December 31, 2000 and the related audited consolidated statements of income and cash flow for the twelve months ended December 31, 2000 and its unaudited balance sheet as of June 30, 2001 (the "Balance Sheet") and the related unaudited consolidated statements of income and cash flow for the six months ended June 30, 2001. All such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated ("GAAP") and fairly present the financial condition and operating results of the Company as of and for the periods set forth therein in accordance with GAAP, consistently applied, except that the Balance Sheet may not contain all footnotes required by GAAP, and is subject to normal recurring year end adjustments. Except as set forth in the Balance Sheet and the related notes thereto, the Company has no material liabilities, contingent or otherwise, other than (a) current liabilities (as defined by GAAP) incurred in the ordinary course of business subsequent to June 30, 2001 and (b) obligations under contracts and commitments incurred in the ordinary course of business that are not required: (i) under GAAP to be reflected on the Balance Sheet, or (ii) to be disclosed pursuant to Statement of Financial Accounting Standards No.5.

         1.4 Counterparts. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Joinder Agreement to be executed as of the date first above written.

                                  COMPANY:


                                  BENTLEY SYSTEMS, INCORPORATED


                                  By:      /s/ David G. Nation
                                     -----------------------------------------
                                        Name:  David G. Nation
                                        Title:    Senior Vice President
                                  PURCHASERS:


                                           /s/ Gabriel Norona
                                  --------------------------------------------
                                  Gabriel Norona


                                          /s/ Francisco Norona
                                  --------------------------------------------
                                  Francisco Norona

       [Signature Page 1 of 1 to Joinder to Securities Purchase Agreement]

                                   SCHEDULE I
                              TO JOINDER AGREEMENT

                              Shares of Senior Class
Purchaser                     C Common Stock            Purchase Price
Gabriel Norona                2,500                     $250,000
Francisco Norona              2,500                     $250,000